                               LOAN AGREEMENT
                               --------------


      This LOAN AGREEMENT (this "AGREEMENT" or the "LOAN AGREEMENT") dated as of --- DAY OF DECEMBER, 1996, is made and entered into by and among

D & K WHOLESALE DRUG, INC., a Delaware corporation ("D & K"), and KRELITZ INDUSTRIES, INC., a Minnesota corporation ("KRELITZ") (said D & K and Krelitz being sometimes hereinafter referred to collectively as the "BORROWER"); and

MAGNA BANK, N.A., a national banking association ("BANK").

      The following recitals form the basis of this Agreement:

      A. Borrower has applied to Bank for a loan (the "LOAN") under the Missouri First Link Program described below in the principal sum of $1,495,000.00 to finance the Borrower's purchase and installation of certain leasehold improvements for the distribution and warehouse facility leased by Borrower located at 1823 RUST AVENUE, CAPE GIRARDEAU, MISSOURI 63701 (the "MISSOURI FACILITY"), and to finance the Borrower's purchase of furniture, fixtures and equipment for use in connection with the Borrower's operation of the Missouri Facility.

      B. The Loan will be evidenced by a PROMISSORY NOTE (the "NOTE"), dated as of the date hereof, made by Borrower in the original principal amount of $1,495,000.00. This Agreement, together with the Note, together with the "SECURITY DOCUMENTS" (as defined below) which secure the Note and secure this Agreement, and together with all other documents and agreements evidencing, securing or guaranteeing repayment of the Loan, are collectively referred to herein as the "LOAN DOCUMENTS."

      C. As a condition to closing the Loan, and to further evidence Borrower's obligation to repay the Loan, Bank has required Borrower to agree to repay the Loan on the following terms and conditions, and to make the certifications, representations, warranties and covenants herein.

      NOW, THEREFORE, in consideration of the above recitals and the making of the Loan, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank hereby agree as follows:

                  ARTICLE I - LOAN TERMS AND CONDITIONS
                  -------------------------------------

      1.1   LOAN TERMS AND CONDITIONS.  The terms and conditions of the
            -------------------------
$1,495,000.00 LOAN (including the term, interest rate and provisions for repayment of the principal amount thereof) are as set forth in the Promissory Note annexed hereto as EXHIBIT A, and as set forth in this Loan Agreement.
                       ---------
With respect to the Loan and Note, Bank agrees that Bank shall issue to Borrower a monthly computer generated invoice of the amount of interest and principal due and payable for the applicable month for the Loan and Note, which invoice shall be mailed to Borrower's address for notices set forth in
Section 4.3 hereof, on or about the first (1st) of each month during the
-----------
term of the Loan.

      The Loan shall be closed ("CLOSING" or "CLOSING DATE") in accordance with the terms, conditions and requirements of this Agreement on the full execution of this Agreement by Bank and Borrower, at the offices of the Bank. The Loan shall be funded in accordance with Sections 1.3 through 1.5 hereof.
                                            ------------------------

      1.2   SECURITY FOR LOAN; COLLATERAL.  Pursuant to the Security Documents
            -----------------------------
described in Section 4.1 hereof, the Loan will be secured by: (A) a first
             -----------
lien perfected security interest in the personal property, furniture, fixtures and equipment (the "MISSOURI FFE") owned by Borrower and located at or affixed or attached to the Missouri Facility; (B) a first lien perfected security interest in the personal property, furniture, fixtures and equipment (the "KENTUCKY FFE") owned by Borrower and located at or affixed or attached to the distribution and warehouse facility owned by Borrower located at 516 WEST FOURTH STREET, LEXINGTON, KENTUCKY 40508 (the "KENTUCKY FACILITY"); and (C) a first deed of trust lien in the real estate and improvements (distribution and warehouse facility) owned by Krelitz located at 800 NORTH THIRD STREET, MINNEAPOLIS, MINNESOTA 55401 (the "MINNESOTA FACILITY"), and a first lien perfected security interest in the personal property, furniture, fixtures and equipment (the "MINNESOTA FFE") owned by Borrower and/or Krelitz and located at or affixed or attached to the Minnesota Facility. The Missouri Facility and the Missouri FFE, the Kentucky Facility and the Kentucky FFE, and the Minnesota Facility and the Minnesota FFE, are sometimes hereinafter referred to collectively as the "COLLATERAL".

      Notwithstanding anything to the contrary contained herein, the Collateral expressly excludes all of, and expressly does not include any of, the "FLEET COLLATERAL" described in INTERCREDITOR AGREEMENT dated December --, 1996, by and between Magna Bank, N.A., and Fleet Capital Corporation.

      1.3   FUNDING OF LOAN.
            ---------------

      (a)   MISSOURI FIRST LINK PROGRAM.  The Borrower has been approved for
            ---------------------------
participation in, and the Loan from the Bank to the Borrower for the first
(1st) year of the Loan has ben extended by Bank to Borrower pursuant to, the MISSOURI FIRST LINKED DEPOSIT JOB CREATION LOAN PROGRAM (the "MISSOURI FIRST LINK PROGRAM"). The State of Missouri has agreed to deposit with Bank the sum of $1,495,000.00 (the "STATE DEPOSIT") for the first (1st) year of the Loan, pursuant to the Missouri First Link Program.

            For the purposes hereof, the annual rate of interest on the State Deposit charged to the Bank by the State of Missouri is the "STATE DEPOSIT RATE". The State Deposit Rate determined on and as of the "FUNDING DATE" (as defined in Section 1.3(c) below) is the "INITIAL STATE DEPOSIT RATE". Bank
           --------------
and Borrower agree that the interest rate for the Loan under this Loan Agreement pursuant to Paragraph C(1) of the Note shall be that fixed annual
                      --------------
rate of interest which is THREE PERCENT (3%) over and in addition to the Initial State Deposit Rate determined on and as of the Funding Date. If the Initial State Deposit Rate, as determined on the Funding Date, is other than 2.95%, then the Bank and the Borrower shall enter into, execute and deliver to each other an amendment to the Note, changing the interest rate stated under Paragraph C(1) of the Note
                                                     --------------
to that fixed annual rate of interest which is 3% over and in addition to the Initial State Deposit Rate, as determined on the Funding Date.

      The State of Missouri has the right to increase the State Deposit Rate charged to Bank on the State Deposit, in accordance with the applicable regula-tions and guidelines under the Missouri First Link Program, by reason of the failure of the Borrower to create and retain the requisite minimum number of jobs in the State of Missouri and by reason of other defaults by Borrower
under the Missouri First Link Program.   If, after the Funding Date, the State
of Missouri increases the State Deposit Rate charged to Bank on the State Deposit (any such increased State Deposit Rate is an "ADJUSTED STATE DEPOSIT RATE"), then, in such event, for all periods during which the Adjusted State Deposit Rate exceeds the Initial State Deposit Rate, the Borrower shall pay to Bank, as additional interest under the Loan, that amount which is equal to interest on the outstanding principal amount of the Loan at a rate of interest equal to that amount which is: (1) the Adjusted State Deposit Rate, minus
                                                                    -----
(2) the Initial State Deposit Rate.

      (b)   RECEIPT OF STATE DEPOSIT; COMPLIANCE WITH REQUIREMENTS OF MISSOURI
            ------------------------------------------------------------------
FIRST LINK PROGRAM.  The Bank will advise the State of Missouri of the Closing
------------------
of the Loan. Thereafter, upon the Bank's receipt of the State Deposit, the Bank shall proceed to fund and advance loan proceeds of the Loan in accordance with this Section 1.3 and Section 1.4. The Bank and the Borrower agree
          -----------     -----------
that the Bank shall have no obligation to fund and advance loan proceeds of the Loan or any portion thereof, unless and until receipt by the Bank of the State Deposit. Bank agrees to fully comply with all the requirements, terms and conditions of Sec.Sec.30.750 to 30.767 R.S.Mo., regarding the Missouri First Link Program, as the same may be amended from time-to-time, and to timely and promptly provide the State Treasurer with all required certifications and such other documents as may be required by the State Treasurer in connection therewith in the form and manner prescribed by the State Treasurer.

            In accordance with the requirements of Section 30.760.1 R.S.Mo., Borrower agrees that Borrower shall use the loan proceeds of the Loan as required by Sections 30.750 to 30.765 R.S.Mo., and that in the event Borrower does not use the loan proceeds in the manner prescribed by said Sections, then the remaining loan proceeds (not then used by the Borrower) shall be immediately returned to Bank and any loan proceeds used by the Borrower (in violation of the requirements of said Sections) shall be repaid to the Bank as soon as practicable.


      (c)   INITIAL FUNDING OF LOAN.  The date of the Bank's receipt of the
            -----------------------
State Deposit is the "FUNDING DATE" of the Loan. On the Funding Date, Bank agrees to and shall fund and advance to Borrower loan proceeds of the Loan in an amount equal to the sum of: (1) $1,000,000.00, which loan proceeds are funded and advanced based on the value of the Collateral in place as of the Closing Date at the Kentucky Facility and the Minnesota Facility; plus (2)
                                                                  ----
that amount which is equal to FIFTY-SIX PERCENT (56%) of the actual cost of any leasehold improvements to the Missouri Facility ("MISSOURI LEASEHOLD IMPROVEMENTS") actually completed as of the Clos-
ing Date, and of any Missouri FFE (furniture, equipment, machinery, appliances, fixtures and other items of personal property) purchased by Borrower and actually delivered to, or in place, or installed at the Missouri Facility as of the Closing Date. At Loan Closing, Borrower shall provide to Bank the evidence required under Section 1.5 (b) hereof with respect to the amount to be funded
               ---------------
under the preceding Item 2 of this Section 1.3(b).
                                   --------------

      On the Funding Date, the balance, if any, of the Loan not funded and advanced by Bank to Borrower pursuant to this Section 1.3, shall be funded,
                                              -----------
advanced and deposited by Bank into a money market interest bearing "ESCROW ACCOUNT" at Bank for the benefit of the Borrower. All interest earned on the Escrow Account shall be reported under Borrower's FEIN and paid to Borrower. After the Funding Date, the loan proceeds on deposit in the Escrow Account shall be funded and advanced by Bank to Borrower pursuant to Section 1.4
                                                             -----------
hereof. The deposit of monies by Bank into the Escrow Account shall be deemed to be a funding and advance of loan proceeds for the benefit of the Borrower; and interest on the full amount of the Loan (including the amount deposited into the Escrow Account) shall commence to accrue on the Funding Date.

      1.4   FUTURE FUNDING OF LOAN.  The remaining balance of the Loan
            ----------------------
on deposit in the Escrow Account may be drawn by Borrower after the Funding Date and prior to the maturity of the Loan, in accordance with and upon satisfaction of the "FUNDING CONDITIONS" set forth in Section 1.5 hereof,
                                                      -----------
for the payment of, or reimbursement to Borrower for its payment of, installation and construction of Missouri Leasehold Improvements and purchase by Borrower of Missouri FFE. The balance of the Loan may be drawn in one or more installments, to a maximum $1,495,000.00 aggregate amount funded to Borrower under Section 1.3 hereof and drawn and funded to Borrower under
               -----------
this Section 1.4.  The Loan is not a revolving line of credit.  Amounts
     -----------
borrowed under the Loan may not be reborrowed after any such amounts are repaid.

      1.5   FUNDING CONDITIONS.  Borrower may draw the balance of the Loan,
            ------------------
only upon and after satisfaction by Borrower of the following conditions (the "FUNDING CONDITIONS"), to-wit:

      (a) Borrower may draw loan proceeds for the payment of, or reimbursement to Borrower for its payment of, FIFTY-SIX PERCENT (56%) of the actual cost of installation and construction of Missouri Leasehold Improvements actually completed. Borrower may draw loan proceeds for the payment of, or reimbursement to Borrower for its payment of, FIFTY-SIX PERCENT (56%) of the actual cost of the purchase by Borrower of Missouri FFE actually delivered to, or in place, or installed at the Missouri Facility.

      (b) Borrower must submit and present to Bank: (1) Copies of invoices for items to be paid and/or reimbursed by the draw on the Loan; and (2) Borrower's duly executed written draw request for loan proceeds (in the form annexed hereto as Exhibit B). The Borrower's draw request shall contain a
                  ---------
detailed listing and/or description of all applicable Missouri Leasehold Improvements which are the subject of the draw, and/or of all applicable Missouri FFE which is the subject of the draw; all of which Missouri Leasehold Improvements and Missouri FFE which are the subject of said draws must be substantially in accordance with the "BUDGET" annexed hereto as Exhibit C.
                                                                ---------
The Borrower's draw request shall certify to the Bank that: all applicable Missouri Leasehold Im-
provements which are the subject of the draw are substantially in accordance with the Exhibit C Budget and have been completed; all applicable Missouri FFE
         ---------
which is the subject of the draw is substantially in accordance with the Exhibit C Budget and has been delivered to, or is in place, or has been
---------
installed at the Missouri Facility; and the proceeds of the draw shall be used by the Borrower for the payment and/or reimbursement of the corresponding invoices provided by Borrower to Bank per the preceding Item (1) of this
Section 1.5(b).
--------------

      (c) Borrower is not, as of the date of the requested draw, then in default (after the expiration of any applicable grace, notice and cure periods) under this Loan Agreement or under the terms of any of the other Loan Documents.

      (d) Provided that Borrower is not then in default (after the expiration of any applicable grace, notice and cure periods) under this Loan Agreement or under the terms of any of the other Loan Documents; then the Bank agrees to and shall fund to Borrower draws on the Loan within five (5) business days after Borrower's written draw request submitted to Bank in satisfaction of, compliance with and conformity with all of the terms, condi-tions, requirements and provisions of this Section 1.5. Borrower's
                                           -----------
submission of its draw request to Bank for a draw under the Loan shall constitute Borrower's certification, warranty and representation to Bank that, to the best of its knowledge after due inquiry, as of the date of the draw request: (1) the Borrower is not then in default under any material term, condition, provision or requirement of this Loan Agreement or of any of the other Loan Documents; (2) all of Borrower's warranties and representations contained in this Loan Agreement and in all of the other Loan Documents are then true and correct in all material respects; and (3) Borrower is then in compliance with all of the Borrower's agreements, obligations and covenants contained in this Loan Agreement and in all of the other Loan Documents.


                     ARTICLE II - BORROWER COVENANTS
                     -------------------------------

      2.1   RESERVED.
            --------

      2.2   CLOSING COSTS.  Borrower shall pay, without limitation, all
            -------------
reasonable costs and expenses incurred by Bank in connection with the Loan, including but not limited to reasonable appraisal fees, environmental audit fees, legal expenses, title insurance premiums, survey charges, and recording and filing fees.

      2.3   LITIGATION.  If any proceedings are filed or are legitimately
            ----------
threatened to be filed seeking to: (a) enjoin or otherwise prevent or declare invalid or unlawful the Borrower's use or occupancy of the Missouri Facility, the Kentucky Facility or the Minnesota Facility; (b) adversely affect the validity or priority of the liens and security interests granted Bank under the Loan Documents; or (c) materially adversely affect the financial condition of Borrower, then Borrower will notify Bank of such proceedings and, within five (5) calendar days following Borrower's receipt of notice of such proceedings, or at least five (5) calendar days prior to the expiration of the time period allowed under applicable law to file an answer, Borrower will cause such proceedings to be vigorously contested in good faith, and in the event of an adverse ruling or decision, prosecute all allowable appeals therefrom. Borrower will, without limiting the generality of the foregoing, resist the entry or seek the stay of any temporary or permanent injunction that may be entered, and use its best efforts to bring about a favorable and speedy disposition of all such proceedings. Borrower agrees to reimburse Bank for all of Bank's reasonable expenses incurred in connection with any such proceedings, including, without limitation, Bank's reasonable attorneys' fees and expenses, regardless of whether Bank is named in any such proceeding.

      2.4   Financial Statements.  Borrower agrees to promptly supply
            --------------------
Bank with such information concerning the Collateral, and the Borrower's assets, liabilities and affairs as Bank may reasonably request from time to time; provided that Borrower shall, without necessity of any request by Bank, provide to Bank: (a) Within forty-five (45) days after the close of each calendar quarter, company prepared quarterly financial statements, certified to be true and correct by an officer of the Borrower; and (b) as soon as available and in no event later than ninety (90) days after the close of each calendar year (or Borrower's fiscal year, if different), audited financial statements, prepared by a certified public accountant, showing the results of its operations, and containing a balance sheet and statement of income prepared in accordance with generally accepted accounting principles consis-tently applied. Borrower agrees to: (c) maintain its books and records in accordance with generally accepted accounting principles consistently applied;
(d) permit Bank or any of its agents or representatives to have access to and to examine all books and records regarding the Collateral, at any time or times hereafter during business hours; (e) permit Bank to copy and make abstracts from any and all of said books and records; and (f) to provide Bank with such other current financial information regarding such property and the Borrower on an interim basis as determined necessary by Bank in its reasonable judgment.


            Subject to the proviso hereinafter set forth, Bank agrees to treat all books and records, and all other financial information, and all other information regarding Borrower's business, supplied or provided by Borrower to Bank, as confidential information; and subject to the proviso hereinafter set forth, and except in response to a valid court order, Bank shall not divulge any of said books, records or information to any third-parties without the prior written consent of Borrower. PROVIDED, HOWEVER, that Bank may divulge such books, records and other information where required by applicable banking law and regulations, and/or to Bank's loan committee(s), employees, officers, directors, attorneys and accountants, and/or to bank examiners, and/or to any party with or to whom Bank is negotiating or investigating a sale, merger or consolidation of or with Bank (and to such party's loan committee(s), employees, officers, directors, attorneys and accountants).

      2.5   NOTICE OF DEFAULT.  Borrower agrees to promptly notify Bank:
            -----------------
(a) of any condition or event which to its knowledge constitutes (or which to its knowledge, with the giving of notice or lapse of time, or both, would constitute) an Event of Default hereunder; (b) of any condition or event which to its knowledge constitutes (or to its knowledge, with the giving of notice or lapse of time, or both, would constitute) a default or event of default under or within the meaning of any present or future material agreement or obligation of Borrower to any third party, including (without limitation) the loan obligations of Borrower to FLEET CAPITAL CORPORATION ("FLEET") under the THIRD AMENDED AND RESTATED LOAN AGREEMENT dated March 3, 1995 (as now and hereafter amended and restated, the "FLEET LOAN AGREEMENT") by and between Borrower, as borrower, and Fleet, as Lender, and any other material loan, line of credit, revolving credit, guaranty or letter of credit reimbursement obligations of Borrower to any third parties; and (c) and of any material adverse change in the financial condition of Borrower. Borrower also agrees to cooperate with Bank in arranging for inspections by representatives of the Bank of the Collateral, from time to time. Borrower shall perform all of its obligations under the Note, the Security Documents and the other Loan Documents and shall cause all of the representations and warranties in this Agreement to be true and correct at all times until the Loan is repaid in full. Borrower shall immediately notify Bank if any representation or warranty made herein to its knowledge ceases to be true and correct in all material respects.

      2.6   NEGATIVE COVENANTS.  Until the Loan is repaid in full,
            ------------------
Borrower agrees, without the prior consent of Bank (which consent shall not be unreasonably withheld, conditioned or delayed), as follows:

            (a)   Borrower shall not merge into or consolidate with or into
      any corporation, partnership, limited liability company or other legal entity, nor shall any of the foregoing partnerships dissolve, liquidate or otherwise be terminated, except as expressly permitted in Section 4.4
                                                                -----------
      hereof.

            (b) Borrower shall not mortgage, encumber or suffer any lien on the Collateral, or any part thereof, except as may be expressly permitted in the Loan Documents.

            (C) Borrower shall not sell, lease or otherwise transfer all or any portion of the Collateral, other than to allow for the substitution and/or replacement of the same with reasonably equivalent Collateral, as may be reasonable and appropriate in the normal course of Borrower's business, and except as expressly permitted in Section 4.4 hereof.
                                                     -----------

            (d) The articles of incorporation and corporate by-laws of the Borrower shall not be amended, modified or terminated, except as expressly permitted in Section 4.4 hereof.
                   -----------

      2.7   FINANCIAL COVENANTS.  Until the Loan is repaid in full,
            -------------------
Borrower agrees and covenants, as follows:

            (a)   MAINTENANCE OF CAPITAL BASE. Borrower shall maintain at all
                  ---------------------------
times during the periods specified below a Capital Base in an amount not less than the amount shown below for the period corresponding thereto:

                  Period                                Amount
                  ------                                ------

            09/30/96 through 12/30/96                 $1,800,000
            12/31/96 through 03/30/97                 $1,400,000
            As of 03/31/97                            $1,976,000

      The Capital Base for all periods after 3/31/97 through the maturity date of the Note, shall be established on or before 3/31/97 in the same amounts established by Borrower and Fleet as the Capital Base requirement for such periods under the Fleet Loan Agreement. If Borrower and Fleet are unable to reach agreement on the amounts of the Capital Base requirement for such periods on or before such date, then, notwithstanding anything contained herein or elsewhere to the contrary, such failure to so agree shall constitute an Event of Default hereunder by Borrower.

            (b)   CURRENT RATIO. Borrower shall maintain at all times a ratio
                  -------------
of Consolidated Current Assets to Consolidated Current Liabilities of not less than 1.5 to 1.0. For purposes of computing the ratio contemplated herein, the amount of Borrower's Inventory comprising Consolidated Current Assets shall be computed on a first in, first out basis in accordance with GAAP.

            (c)   DEBT SERVICE COVERAGE RATIO. Borrower shall maintain for
                  ---------------------------
each fiscal year of Borrower a ratio of Net Cash Flow minus Capital Expenditures not financed by Permitted Purchase Money Indebtedness to Debt Service of not less than 1.0 to 1.0.

      Any capitalized terms used in the foregoing Section 2.7 (a), (b) & (c)
                                                  --------------------------
not otherwise defined in this Loan Agreement shall have the meanings ascribed to such terms in the "ADDITIONAL DEFINITIONS" annexed hereto as EXHIBIT D
                                                                ---------
and incorporated herein by this reference.


      2.8   FURTHER ASSURANCES.  Borrower will, on request of Bank, from time
            ------------------
to time, execute and deliver such documents as may be necessary to perfect and maintain perfected as valid liens and security interests, upon the Collateral, the liens and security interests granted to Bank pursuant to the Loan Documents, and to fully consummate the transactions contemplated thereby.

       ARTICLE III - BORROWER'S REPRESENTATIONS AND WARRANTIES
       -------------------------------------------------------

      Borrower represents and warrants as follows:

      3.1   EXISTENCE AND OWNERSHIP.  D & K is corporation duly organized and
            -----------------------
validly existing under the laws of the State of Delaware, and qualified to do business in the State of Missouri and the State of Kentucky, and all other States in which D & K does business. Krelitz is corporation duly organized and validly existing under the laws of the State of Minnesota, and qualified to do business in the State of Minnesota, and all other States in which Krelitz does business. Krelitz is a wholly-owned subsidiary of D & K.

      D & K has full power and authority to conduct its business as presently conducted, to lease the Missouri Facility, to own the Kentucky Facility, to own the Missouri FFE, the Kentucky FFE and the Minnesota FFE (if any), and to own its other properties, and to perform all of its duties and obligations under the Loan Documents; and such execution and performance have been duly authorized by all corporate action. Krelitz has full power and authority to conduct its business as presently conducted, to own the Minnesota Facility, to own the Minnesota FFE, and to own its other properties, and to perform all of its duties and obligations under the Loan Documents; and such execution and performance have been duly authorized by all corporate action.

      3.2   NO VIOLATIONS.  Neither the execution, delivery, nor performance
            -------------
of the Loan Documents will violate or conflict with any law, rule, regulation, order, judgment, organizational document, indenture, instrument, or agreement by which Borrower is bound.

      3.3   COMPLIANCE WITH LAWS.  To the best of its knowledge after due and
            --------------------
diligent inquiry and investigation, the Collateral is in compliance with all applicable laws, ordinances, regulations, and other requirements of governmental authorities and any restrictive covenants applicable to such property (including, without limitation, land use, development, zoning and environmental laws, regulations and restrictions, and the requirements of the Federal Fair Housing Act and the Americans with Disabilities Act).

      3.4   ENVIRONMENTAL.  To the best of Borrower's knowledge and belief,
            -------------
after due and diligent inquiry, the Missouri Facility, the Kentucky Facility and the Minnesota Facility are each now in full compliance with all applicable Local, State and Federal Environmental Laws, Ordinances, Regulations and Requirements.

      3.5   LITIGATION.  Except as disclosed on EXHIBIT E annexed hereto,
            ----------                          ---------
there is no material adverse litigation or other civil or criminal proceeding pending nor, to the best of its knowledged threatened, against or affecting Borrower, or the Collateral, or any circumstance existing which would in any manner materially adversely affect the Collateral, the priority or enforce-ability of the Loan Documents or the ability of Borrower to perform its
obligations under the Loan Documents.   If civil litigation is hereafter
commenced or threatened against Borrower, or the Collateral, and if the claims and causes of action which are the subject of such litigation are fully insured and/or covered by insurance policies which are then in full force and effect (collectively, "INSURED CLAIMS"), then the Borrower's warranty and representation under this Section shall be deemed to be true and correct
                          -------
notwithstanding the pendency or threat of such civil litigation. All litigation disclosed on EXHIBIT E are Insured Claims.
                        ---------

      3.6   NO MISSTATEMENTS.  To the best of Borrower's knowledge and belief,
            ----------------
no information, certification or report submitted to Bank by Borrower pursuant to this Agreement contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the information not misleading. For the purposes of this Loan Agreement, the phrase "Borrower's knowledge and belief" (or similar) refers to the actual knowledge of Martin D. Wilson and James Largent (being the employees of the Borrower actually involved in the transactions contemplated hereby), and such other information which said individuals would know or should know upon such investigation as is appropriate under the circumstances. For the purposes of this Loan Agreement, the phrase "Due and Diligent Inquiry and Investigation" (or similar) means such inquiry of the Borrower's records, officers, directors and employees, and such investigation of public records, and such other investigations and studies, as is reasonably appropriate under the circumstances in order for Borrower to make that applicable statement or give the applicable warranty or representation.

      3.7   NO DEFAULTS.  To the best of Borrower's knowledge and belief, (A)
            -----------
Borrower is not in default under its lease (the "MISSOURI LEASE") of the Missouri facility; and (B) no event has occurred or condition exists which, with the giving of notice, the lapse of time, or both, would constitute a default under any of the Loan Documents, the Missouri Lease, or any other material agreement or instrument to which Borrower is a party or an obligor.

      3.8   FINANCIAL STATEMENTS.  To the best of Borrower's knowledge and
            --------------------
belief, all financial statements of Borrower delivered to Bank have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial condition of Borrower. To the best of Borrower's knowledge and belief, no material adverse change has occurred in the financial condition of Borrower since the respective dates thereof.

      3.9   TAX RETURNS.  Borrower has filed all required federal, state and
            -----------
local tax and informational returns and paid all taxes due pursuant to said returns or any assessments against Borrower or the Collateral.

      3.10  CONSENT OF FLEET.  Fleet has consented in writing to Borrower
            ----------------
procuring and obtaining the Loan hereunder. At or prior to Closing, Borrower shall deliver to Bank a true and correct copy of such written consent by Fleet.

                        ARTICLE IV - MISCELLANEOUS
                        --------------------------

      4.1   NOTE AND SECURITY.  The Loan shall be evidenced by the Note
            -----------------
executed by the Borrower, as maker, and delivered to the Bank, at the Closing of the Loan. The Loan, and all of the agreements, obligations, covenants, representations and warranties of Borrower contained in this Loan Agreement, are secured by the following "SECURITY DOCUMENTS" executed and delivered by the Borrower to the Bank at the Closing of the Loan, to-wit:

      (a) Deed of Trust executed by Krelitz, as grantor, to and in favor of Bank, granting a first lien on the Minnesota Facility;

      (b) Security Agreement executed by Borrower, as debtor, to and in favor of Bank, as secured party, granting a first lien security interest the Missouri FFE, the Kentucky FFE and the Minnesota FFE;

      (c) UCC Financing Statements executed by Borrower, as debtor, to and in favor of Bank, as secured party, with respect to the Missouri FFE, the Kentucky FFE and the Minnesota FFE; and

      (d)   Landlord's Agreement executed by the Landlord of the Missouri
Facility.

      4.1A  DEED OF TRUST -- SURVEY EXCEPTION.  Borrower agrees, provides and
            ---------------------------------
covenants that (at Borrower's sole cost and expense), at Borrower's option, either:
------
      (a)   AT LOAN CLOSING, Borrower shall cause FIRST AMERICAN TITLE
            ---------------
INSURANCE COMPANY (or such other title insurance company reasonable acceptable to Bank) (the "TITLE COMPANY") to delete the survey exception from Bank's loan policy of title insurance insuring the first mortgage lien of the Deed of Trust encumbering the

Minnesota Facility (the "LOAN POLICY"); and in connection therewith, at Borrower's option, either Borrower shall provide the Title Company with a survey of the Minnesota Facility which is sufficient to cause the Title Company to delete the survey exception from the Loan Policy, or Borrower shall provide the Title Company with such affidavits, and indemnity and other agreements, as are sufficient to cause the Title Company to delete the survey exception from the Loan Policy; or.
             --

      (b)   WITHIN SIXTY (60) DAYS AFTER LOAN CLOSING, Borrower shall
            -----------------------------------------
cause the Title Company to issue an "ENDORSEMENT" to Bank's Loan Policy insuring the first mortgage lien of the Deed of Trust encumbering the Minnesota Facility, by which Endorsement the Title Company deletes the survey exception from Bank's Loan Policy; and in connection therewith, at Borrower's option, either Borrower shall provide the Title Company with a survey of the Minnesota Facility which is sufficient to cause the Title Company to issue such Endorsement to the Loan Policy deleting the survey exception from the Loan Policy, or Borrower shall provide the Title Company with such affidavits, and indemnity and other agreements, as are sufficient to cause the Title Company to issue such Endorsement to the Loan Policy deleting the survey exception from the Loan Policy.

      In the event that for any reason whatsoever Borrower fails or is unable to satisfy the requirements of the foregoing Section 4.1A(a) at Loan
                                             ---------------
Closing, and thereafter for any reason whatsoever Borrower fails or is unable to satisfy the requirements of the foregoing Section 4.1A(b) within SIXTY
                                             ---------------
(60) DAYS after Loan Closing, then such failure or inability by Borrower shall constitute the "SURVEY DEFAULT" hereunder.

      If Borrower obtains a survey of the Minnesota Facility, such survey shall be certified to Bank and Borrower shall deliver two (2) prints thereof to Bank.

      4.2   EVENTS OF DEFAULT.  The Borrower agrees that the occurrence and
            -----------------
continuation beyond any applicable grace, notice or cure period specifically allowed for under this Loan Agreement or any of the other Loan Documents or otherwise approved by Bank in writing, of any one or more of the followings events shall constitute an "EVENT OF DEFAULT" by Borrower under this Loan Agreement and under the Loan Documents, to-wit:

      (a)   PAYMENT DEFAULT.  In the event that Borrower fails to make any
            ---------------
regularly scheduled payment due under the Note within TWENTY (20) DAYS after the due date thereof, or in the event that Borrower fails to make any other payment required under the Security Documents, this Loan Agreement or any of the other Loan Documents within TWENTY (20) DAYS after the Bank's written invoice or other demand for payment.

      (b)   SURVEY DEFAULT.  In the event of the occurrence of the Survey
            --------------
Default under Section 4.1A hereof, and for any reason whatsoever Borrower
              ------------
fails or is unable to cure such Survey Default within TEN (10) DAYS after written notice of such Survey Default from Bank to Borrower.

      (c)   NON-MONETARY DEFAULT.  In the event that Borrower defaults on or
            --------------------
breaches or fails to perform with respect to any agreement, obligation and covenant under the Note, this Loan

Agreement, the Security Documents or any of the other Loan Documents not involving the payment of money (a "NON-MONETARY DEFAULT"), and such Non-Monetary Default shall not be cured within THIRTY (30) DAYS after written notice of such Non-Monetary Default from Bank to Borrower.

      (d)  DEFAULTS UNDER OBLIGATIONS TO THIRD-PARTIES.  A default
           -------------------------------------------
or event of default (after the expiration of any applicable notice and cure period, if any) shall occur under or within the meaning of any present or future material agreement or obligation of Borrower to any third party, including (without limitation): (1) D & K's obligations under AMENDED AND RESTATED LEASE AGREEMENT dated as of January 19, 1996 (as amended, the "MISSOURI LEASE") by and between D & K, as tenant, and Morhaert Development, L.L.C., as landlord (the "MISSOURI LANDLORD"), covering the Missouri Facility;
(2) the loan obligations of Borrower to Fleet; and (3) any other material loan, line of credit, revolving credit, guaranty or letter of credit reim-bursement obligations of Borrower to any third parties.

      (e)  RENT DEFAULT UNDER MISSOURI LEASE.  If the Missouri
           ---------------------------------
Landlord gives Bank written notice of a rent payment default under the Missouri Lease ("RENT DEFAULT NOTICE"), the failure of D & K to pay the rent due under the Missouri Lease within ten (10) days after Bank gives Borrower written notice of such Rent Default Notice; or if the Missouri Landlord gives Bank a Rent Default Notice, and Bank thereupon pays to the Missouri Landlord rent due under the Missouri Lease, the failure of D & K to reimburse to Bank the rent paid by Bank under the Missouri Lease to the Missouri Landlord within ten (10) days after Bank gives Borrower written notice of such Bank payment of rent.

      (f)   MISREPRESENTATION.  Any warranty or representation made by
            -----------------
Borrower hereunder shall be untrue or misleading or inaccurate in any material respect when made; or with respect to warranties and representations of Borrower hereunder which are required to be true and correct at all times, any such warranty or representation made by Borrower hereunder shall be untrue or misleading or inaccurate in any material respect at any time, and Borrower fails to cure or correct such untrue or misleading or inaccurate warranty or representation within THIRTY (30) DAYS after written notice thereof from Bank to Borrower.

      Upon the occurrence and during the continuation of any such Event of Default, the Bank shall have the right and option, and shall be entitled, to exercise any and all rights and remedies available to Bank under the Note, the Security Documents and the other Loan Documents, and under applicable law.

      4.3   NOTICES.  Any notices required or permitted to be given hereunder
            -------
shall be given either hand-delivered or by United States Certified Mail, Return Receipt Requested, and addressed to the parties hereto at the addresses set forth below, or at such other addresses as the parties may themselves designate in writing (by notice given hereunder) for the purpose of receiving notices hereunder. Such notices shall be deemed effective on delivery if hand-delivered or on the second business day after being deposited in the mails with postage prepaid if mailed.

            Bank:
            ----

            Magna Bank, N.A.
            One Magna Place
            1401 South Brentwood Blvd.
            St. Louis, Missouri 63144
            Attn: Ms. Anne D. Silvestri

            with a copy to [Attorney]:
            -------------------------

            Roger Herman, Esq.
            Rosenblum, Goldenhersh,
             Silverstein & Zafft, P.C.
            7733 Forsyth Blvd. - 4th Floor
            St. Louis, Missouri 63105


            Borrower:
            --------

            c/o D & K Wholesale Drug, Inc.
            Attn: Martin D. Wilson
            8000 Maryland Avenue - Suite 1190
            St. Louis, Missouri 63105

            with a copy to [Attorney]:
            -------------------------

            Steven Graham, Esq.
            Thompson Coburn
            One Mercantile Center
            St. Louis, Missouri  63101

      4.4   CERTAIN PERMITTED BORROWER TRANSACTIONS.  Notwithstanding anything
            ---------------------------------------
to the contrary contained in this Loan Agreement, or contained in any of the Security Documents, or contained in any of the other Loan Documents, Bank agrees, as follows:

      (a) With prior written notice to Bank, Krelitz may merge and be merged into D & K, with D & K being the surviving entity, without Bank's consent, provided that D & K assumes in writing and/or ratifies all of Krelitz's obligations under this Loan Agreement, the Security Documents and the other Loan Documents, upon terms and conditions reasonably satisfactory to Bank (the "PERMITTED MERGER").

      (b) With prior written notice to Bank, the articles of incorporation and corporate by-laws of D & K and of Krelitz may each be amended, modified and/or restated in writing, and D & K and/or Krelitz may adopt written articles of merger and other appropriate documents, in order to effect and consummate the Permitted Merger, without Bank's consent, provided that the amendments, modifications and/or restatements of the articles of incorporation and corporate by-laws of D & K and of Krelitz, and articles of merger and other appropriate documents, all are reasonably satisfactory to Bank.

      (c) With prior written notice to Bank, Krelitz may sell, transfer, convey and/or lease to D & K all or any portion of the Collateral now or hereafter owned by Krelitz, without Bank's consent, provided that D & K assumes in writing and/or ratifies all of Krelitz's obligations under this Loan Agreement, the Security Documents and the other Loan Documents with respect to the sold, transferred, conveyed and/or leased Collateral, upon terms and conditions reasonably satisfactory to Bank.

      4.5   ATTORNEY'S FEES.  Borrower shall pay to Bank all reasonable
            ---------------
attorney's fees, costs and expenses incurred by Bank in exercising and enforcing any of its rights and remedies under this Loan Agreement, the Security Documents or any of the other Loan Documents, and in connection with the enforcement and/or collection by Bank of the Loan.

      4.6   LOAN COMMITMENT.  This Loan Agreement has been entered into in
            ---------------
furtherance of that certain "LOAN COMMITMENT" dated July 30, 1996, issued by Bank, and accepted by Borrower on August 2, 1996. In all respects, the Loan Commitment is superseded by the Loan Documents, and the terms and conditions of the Loan Commitment shall not survive the Closing, the execution of this
                             ---
Loan Agreement and of the other Loan Documents. The terms, conditions, provisions and agreements of the Note, the Security Documents and this Loan Agreement shall prevail, govern and control in any and all events.

      4.7   MISCELLANEOUS.  This Agreement shall be binding upon Borrower and
            -------------
Bank, and their respective successors and assigns. This Agreement may be executed in several counterparts, each of which shall, for all purposes, be deemed an original and all of such counterparts, taken together, shall constitute one and the same agreement, even though all of the parties hereto may not have executed the same counterpart of this Agreement. If any provision or provisions of this Agreement shall be unlawful, then such provision or provisions shall be null and void, but the remainder of this Agreement shall remain in full force and effect and be binding on the parties. This Agreement and the Loan Documents referenced herein contain all the agreements and commitments of Bank relating to or connection with this Agreement. Any prior agreements or commitments of Bank, whether oral or written, relating to or connected with this Agreement not expressly set forth herein or in the exhibits hereto (if any), or in the other Loan Documents, are null and void and superseded in their entirety by the provisions hereof. Borrower and Bank hereby submit and consent to the jurisdiction and venue of any Federal District Court located in the City of St. Louis, State of Missouri or any Missouri State Circuit Court located in the City or County of St. Louis for purposes of litigation involving this Agreement or any of the Loan Documents. BORROWER AND BANK HEREBY WAIVE AND RELINQUISH ALL RIGHTS TO TRIAL BY JURY IN ANY LITIGATION ARISING UNDER THIS AGREEMENT.

      4.8 ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT BORROWER AND BANK FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS BORROWER AND BANK REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN BORROWER AND BANK, EXCEPT AS BORROWER AND BANK MAY LATER AGREE IN WRITING TO MODIFY IT.

      IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

BORROWER:
--------

D & K WHOLESALE DRUG, INC.,
 a Delaware corporation


By:--------------------------
      MARTIN D. WILSON,
       President

KRELITZ INDUSTRIES, INC.,
 a Minnesota corporation


By:--------------------------
      MARTIN D. WILSON,
       President

BANK:
----

MAGNA BANK, N.A.,
 a national banking association


By:---------------------------
   PAUL GROSSE
      Vice President


Exhibits:
--------

Exhibit A   --    Note
Exhibit B   --    Form of Draw Request
Exhibit C   --    Budget
Exhibit D   --    Additional Definitions
Exhibit E   --    Disclosed Litigation

                               PROMISSORY NOTE
                               ---------------

$1,495,000.00                                               DECEMBER --, 1996
                                                          St. Louis, Missouri


      FOR VALUE RECEIVED, the undersigned D & K WHOLESALE DRUG, INC., a corporation organized and existing under the laws of the State of Delaware and qualified to do business in the State of Missouri ("D & K") and KRELITZ INDUSTRIES, INC., a Minnesota corporation ("KRELITZ") (said D & K and Krelitz being hereinafter referred to collectively as the "MAKERS"), jointly and severally, promise to pay to the order of MAGNA BANK, N.A., a national banking association (the "PAYEE"), at: One Magna Place, 1401 South Brentwood Blvd.,
St. Louis, Missouri 63144, or at such other place or places as may be hereafter designated in writing from time to time by the holder of this Note, the principal sum of ONE MILLION FOUR HUNDRED NINETY-FIVE THOUSAND AND 00/XX DOLLARS ($1,495,000.00), or such lesser principal amount as is from time-to-time outstanding and unpaid hereunder, together with interest, from the date hereof, on the whole of said principal sum remaining from time-to-time outstanding and unpaid hereunder, at the rate or rates hereinafter specified, said principal and interest to be paid as hereinafter provided.


      A.    MATURITY DATE.  This Note, if not sooner paid, shall mature
            -------------
on DECEMBER --, 2000 (THE "MATURITY DATE"). On the Maturity Date of this Note, all unpaid principal hereon, together with all unpaid accrued interest hereon, shall be due and payable in full.

      B.    MISSOURI FIRST LINKED DEPOSIT JOB CREATION LOAN PROGRAM.  The
            -------------------------------------------------------
Makers have been approved for participation in, and the loan to the Makers under this Note for the first (1st) year of this Note has been extended by Payee to Makers pursuant to, the MISSOURI FIRST LINKED DEPOSIT JOB CREATION PROGRAM (the "FIRST LINK PROGRAM"). The initial interest rate under this Note for the first (1st) year of this Note has been established based upon Makers' participation in the First Link Program for the first (1st) year of this Note. Prior to the first (1st) anniversary date of this Note, at the request of Makers, the Makers and Payee agree to and shall reapply to the State of Missouri for Makers' participation in the First Link Program for the second (2nd) year of this Note.

      C.    INTEREST RATE.
            -------------

      (1)   From and after the date of this Note, through the first (1st)
                                                              -----------
anniversary date of this Note, the from time-to-time principal balance
----------------
outstanding hereunder shall bear interest at a fixed rate of interest per annum equal to FIVE AND NINETY-FIVE ONE-HUNDREDTHS PERCENT (5.95%). Provided, however, that said interest rate is subject to amendment and adjustment in accordance with the terms, conditions and provisions of Section 1.3 of the
                                                        -----------
"LOAN AGREEMENT" (as defined in Paragraph F hereof.
                                -----------
      (2)   If the State of Missouri approves in writing the Makers'
            --                       --------
participation in the First Link Program for the second (2nd) year of this Note, then from and after the first (1st) anniversary date of this Note,
      ----                    ----------------------------
through the second (2nd) anniversary date of this Note, the from
            -----------------------------
time-to-time principal balance outstanding hereunder shall bear interest at a fixed rate of interest per annum equal to: THAT PER ANNUM INTEREST RATE WHICH IS EQUAL TO THE SUM OF: (1) SEVENTY PERCENT (70%) OF THE "PRIME RATE" (AS
                ------
DEFINED BELOW) ON THE FIRST (1ST) ANNIVERSARY DATE OF THIS NOTE, PLUS (2)
                                                                 ----
ONE-HALF PERCENT (1/2%).

      (3)   If the State of Missouri fails to approve in writing the
            --                       ----------------
Makers' participation in the First Link Program for the second (2nd) year of this Note, then from and after the first (1st) anniversary date of this
           ----                    ----------------------------
Note, through the second (2nd) anniversary date of this Note, the from
                  -----------------------------
time-to-time principal balance outstanding hereunder shall bear interest at a variable rate of interest per annum equal to: THAT PER ANNUM INTEREST RATE WHICH IS EQUAL TO ONE-HALF PERCENT (1/2%) OVER AND IN ADDITION TO THE FROM TIME-TO-TIME PRIME RATE.

      (4)   From and after the second (2nd) anniversary date of this Note,
                               -----------------------------
through the Maturity Date of this Note, the from time-to-time principal
            -------------
balance outstanding hereunder shall bear interest at a variable rate of interest per annum equal to: THAT PER ANNUM INTEREST RATE WHICH IS EQUAL TO ONE-HALF PERCENT (1/2%) OVER AND IN ADDITION TO THE FROM TIME-TO-TIME PRIME RATE.

      (5) Any change in the interest rate hereunder resulting from a change in the Prime Rate shall be effective on the same date on which the Prime Rate changes. Payee's invoices to Makers shall reflect any applica-ble changes in the interest rate hereunder. Interest hereunder shall be computed on the basis of a year consisting of three hundred sixty (360) days, and charged on the basis of the actual number of days elapsed.

      D.    INTEREST AND PRINCIPAL PAYMENTS.
            -------------------------------

      (1) Commencing on JANUARY 1, 1997, and on the FIRST (1ST) day of each month thereafter prior to Maturity, Makers shall pay to Payee the accrued interest on the then outstanding principal balance of this Note at the applicable interest rate set forth in Paragraph C hereof. At Maturity,
                                      -----------
Makers shall pay to Payee all unpaid accrued interest hereon.

      (2) The principal under this Note shall be due and payable in install-ments, as follows:

            (a) A cash installment of principal in the amount of $182,500.00 shall be due and payable on the FIRST (1ST) ANNIVERSARY DATE of this Note.

            (b)  If the State of Missouri approves in writing the Makers'
                 --                       --------
participation in the First Link Program for the second (2nd) year of this Note, then: (i) a cash installment of principal in the amount of $437,500.00
      ----
shall be due and payable on the SECOND (2ND) ANNIVERSARY DATE of this Note;
(ii) a cash installment of principal in the amount of $36,458.33 shall be due and payable on January 1, 1999; and (iii) a like cash installment of principal
               ---------------
in the amount of $36,458.33 shall be due and payable on the FIRST (1ST) day of each and every month thereafter continuing to and including December 1, 2000.
                                                            -----------------

            (c)  If the State of Missouri fails to approve in writing the
                 --                       ----------------
Makers' participation in the First Link Program for the second (2nd) year of this Note, then: (i) a cash installment of principal in the amount of
           ----
$36,458.33 shall be due and payable on January 1, 1998; and (ii) a like cash
                                       ---------------
installment of principal in the amount of $36,458.33 shall be due and payable on FIRST (1ST) day of each and every month thereafter continuing to and including December 1, 2000.
-----------------

            (d) On the Maturity Date of this Note, a final cash installment of principal shall be due and payable, such installment to be in an amount equal to the then outstanding principal balance of this Note. At Maturity,

Makers shall pay to Payee the full amount of the then outstanding principal balance of this Note, together with all unpaid accrued interest thereon.

      E.    PRIME RATE.  For purposes of this Note, the "PRIME RATE", as
            ----------
of any date, is that variable interest rate periodically reported as the highest Prime Rate in the "Money Rates" column or any successor column of The
                                                                          ---
Wall Street Journal, currently defined as being the base rate on corporate
-------------------
loans posted by at least seventy-five percent (75%) of the nation's thirty
(30) largest banks (regardless of whether such rate has actually been charged by any such bank). In the event The Wall Street Journal ceases publication
                                 -----------------------
of the Prime Rate, then "Prime Rate" shall mean the "prime rate" or "base rate" announced by Payee or any other bank designated by Payee, from time to time (regardless of whether such rate has actually been charged by such bank). In the event the Wall Street Journal: (a) publishes more than one Prime Rate, the highest of such rates shall be the "Prime Rate", or (b) publishes a retraction or correction of any such rate, the rate reported in such retrac-tion or correction shall be the "Prime Rate".

      F.    LOAN AGREEMENT.  This Note has been executed and delivered by the
            --------------
Makers to the Payee pursuant to the terms of that certain LOAN AGREEMENT (the "LOAN AGREEMENT") of even date herewith, by and between Makers and Payee; to which Loan Agreement reference is hereby made for the terms and conditions under which the loan proceeds evidenced by this Note have been and shall be disbursed and advanced by Payee to Makers.

      G.    SECURITY.  This Note is secured by a SECURITY AGREEMENT (the
            --------
"SECURITY AGREEMENT") of even date herewith, executed by the Makers hereof, as the debtor, in favor of the Payee hereunder, as the secured party; which Security Agreement grants to Payee a security interest in certain personal property, furniture, fixtures and equipment owned by Makers located at the following addresses: (1) 1823 Rust Avenue, Cape Girardeau, Missouri 63701; (2) 800 North Third Street, Minneapolis, Minnesota 55401; and (3) 516 West Fourth Street, Lexington, Kentucky 40508; all as more particularly described in said Security Agreement. This Note also is secured by a DEED OF TRUST AND SECURITY AGREEMENT (the "MORTGAGE") of even date herewith, executed by Krelitz, as the grantor, in favor of the Payee hereunder, as the beneficiary; which Mortgage creates a first lien on certain real estate located in the COUNTY OF HENNEPIN, STATE OF MINNESOTA; all as more particularly described in said Mortgage. The Security Agreement and the Mortgage provide, inter
                                             -----
alia, for the acceleration of the maturity of this Note under the circumstances
----
specified in the Security Agreement and the Mortgage.

      H.    DEFAULT RATE; LATE FEE.  Any and every payment of principal,
            ----------------------
interest or any other sums shall be made in the lawful money of the United States that is legal tender for payment of all debts and dues, public and private, at the time of payment, and shall be credited on interest then due and the remainder on principal; and after the proper crediting of any principal payments, interest shall cease upon the portion of the principal so credited. If any payment of principal, interest or the balance of principal shall not have been paid within twenty (20) days after due, whether by acceleration or otherwise, as herein provided, the same shall thereafter bear interest (the "DEFAULT RATE") at the rate of TWO PERCENT (2%) above and in addition to the Prime Rate, until paid; provided, however, that in no event shall interest by charged at a rate in excess of the highest interest rate allowable by applicable law. In addition, if Makers fail to make any payment of principal or interest under this Note within fifteen (15) days after due, then Makers agree to and shall pay to the order of Payee a late fee in an amount equal to five percent (5%) of the amount of the late payment.

      I.    EVENTS OF DEFAULT.  The occurrence of any of the following
            -----------------
events shall constitute an "EVENT OF DEFAULT" or a "DEFAULT" hereunder by Makers (or any of them), to-wit:

      (1) Any default or failure by Makers in respect to any promise to pay made in this Note, and such payment default continues for twenty (20) days beyond the due date; or

      (2) Any other default hereunder, or under the terms of the Loan Agreement, or under the terms of the Security Agreement, or under the terms of the Mortgage, which default remains uncured after the expiration of any applicable notice and cure period contained in the Loan Agreement, if any; or

      (3) Makers (or any of them) shall (a) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator for itself, or for all of or a substantial part of its assets, (b) be unable, or admit in writing its inability, to pay its debts as they mature, (c) make a general assignment for the benefit of creditors, (d) be adjudicated a bankrupt or insolvent, (e) file a voluntary petition in Bankruptcy, or seek an arrangement with creditors, or take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against itself in any Bankruptcy, reorganization or insolvency proceedings, or (f) take any action to effectuate any of the foregoing; or

      (4) An injunction or attachment shall be issued against any of the property or assets of Makers (or any of them) with respect to a claim having a value in excess of $100,000.00; or

      (5) A final non-appealable judgment(s) (individually or collectively in excess of $100,000.00) is entered against Makers (or any of them) by a court of competent jurisdiction in the premises, and such judgment shall not be satisfied by Makers within thirty (30) days after the date on which such judgment becomes final; or

      (6) A default or event of default (after the expiration of any applicable notice and cure period, if any) has been committed by Makers (or any of them) under or within the meaning of any agreement, document or instru-ment to which Makers (or any of them) are a party evidencing, securing or guaranteeing the payment of or otherwise relating to this Note, or any such agreement, document or instrument shall cease to be in full force and effect (not due to any act or omission of Payee); or

      (7) Any assignment, sale, transfer, assignment or other conveyance of corporate stock or other ownership interest in Makers (or any of them) (including transfers caused by the death or incompetency of any individual), which effects a change in control of Makers (or any of them), without the prior written consent of Payee first obtained (which consent shall not be unreasonably withheld, conditioned or delayed); or

      (8) Dissolution, termination of existence, reorganization, merger or consolidation of Makers (or any of them), or sale or transfer of a substantial part of the property of Makers (or any of them), without the prior written consent of Payee first obtained (which consent shall not be unreasonably withheld, conditioned or delayed), or except as expressly permitted in
Section 4.4 of the Loan Agreement; or
-----------

      (9) Any encumbrance, pledge, mortgage, sale, transfer, assignment or other conveyance of any personal property or real property which is collateral for this Note, without the prior written consent of Payee first obtained, except as expressly permitted in Section 4.4 of the Loan Agreement; or
                                 -----------

      (10) Makers (or any of them) shall be in default (after the expiration of any applicable notice and cure period, if any) on, or pursuant to the terms of, (a) any other present or future obligation of Makers (or any of them) to Payee, including, without limitation, any loan, line of credit, revolving credit, guaranty or letter of credit reimbursement obligation, or (b) any other present or future agreement purporting to convey to Payee a lien or encumbrance upon, or a security interest in, any of the property or assets of Makers (or any of them); or

      (11) A default or event of default (after the expiration of any applicable notice and cure period, if any) shall occur under or within the meaning of any present or future material agreement or obligation of Makers (or any of them) to any third party, including (without limitation) the loan obligations of Makers (or any of them) to Fleet Capital Corporation and any other material loan, line of credit, revolving credit, guaranty or letter of credit reimbursement obligations of Makers (or any of them) to any third parties.

      Upon the occurrence of any such Event of Default, the Payee may, at its option, declare in writing the entire indebtedness hereby evidenced to be due, payable and collectible, then or thereafter as the holder may elect, whereupon all of the unpaid principal amount due under this Note, all unpaid accrued interest due under this Note, and all such other amounts due under this Note, shall become and be immediately due and payable in full, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Makers, and the Payee may exercise any and all other rights and remedies which it may have under this Note or under any other agreement, document or instrument evidencing, securing or guaranteeing the payment of this Note or under applicable law. The failure of the Payee to exercise such option or any other right to which the Payee may be entitled shall not constitute a waiver of the right to exercise such option or any other right in the event of any subsequent default.

      J. The Makers and any endorsers, guarantors, sureties and all other parties liable for the payment of any sum or sums due or to become due under the terms of this Note severally waive demand, presentment, demand for payment, protest, notice of protest, nonpayment and dishonor except as specifically provided herein or otherwise mandated by applicable law, and consent that the time of payment of this Note may be extended, renewed, or modified, from time to time, without notice to them or their consent, and further agree that the security for this Note or any portion thereof may from time to time be modified, adjusted, subordinated or released in whole or in part without affecting the liability of any party liable or becoming liable for the payment of this Note.

      K. If this Note be not paid as hereinbefore provided or should it become necessary in the reasonable opinion of the holder hereof to employ counsel to collect or enforce this Note or to protect the security for the same, the undersigned Makers and all other parties liable for the payment of any sum or sums due or to become due under the terms of this Note shall pay to the holder hereof, to the extent permitted by applicable law, all costs, charges, disbursements and reasonable attorneys' fees incurred by the holder hereof in collecting or enforcing payment thereof or in protecting the same, whether incurred in or out of court, or in litigation, including probate proceedings, appeals and bankruptcy proceedings.

      L. Any indebtedness, including deposits due, from the legal holder hereof to the undersigned Makers (or any of them) or any guarantor, endorser, or surety hereof, shall be deemed to be pledged to secure the payment hereof and may at any time while the whole or any part of the debt evidenced hereby remains unpaid (whether before or after the Maturity Date hereof) be appropriated, held or applied toward the payment of this obligation.

      M. Provided that the undersigned Makers are not then in default in the payment of any monies due from Makers to Payee hereunder, or under the Loan Agreement, or under the Security Agreement, or under the Mortgage, the undersigned Makers shall have the right, at any time, to prepay all or any portion hereof; provided that, upon the first voluntary prepayment of
                -------------
principal of this Note (e.g., excluding involuntary prepayments resulting from any required application of insurance or condemnation proceeds to the repayment of this Note), the Makers shall pay to Payee a one time prepayment penalty of FIVE THOUSAND DOLLARS ($5,000.00), except that no such prepayment
                                              -----------
penalty shall be due and payable if such first prepayment of principal of this
Note is a prepayment of the entire principal balance of this Note made during the ninety (90) day period immediately prior to the Maturity Date of this Note. Any prepayment made hereon will be applied first to accrued and unpaid interest hereon, and the remainder of such prepayment will be applied to the balance of the principal then remaining unpaid. No prepayment shall postpone the installment payments required hereunder, or affect the obligation to pay the same on the Maturity Date when the entire indebtedness must be paid in full.

      N. To the extent that Payee receives any payment on account of Makers' liabilities and any such payment(s) or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside, subordinated and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or Federal law, common law or equitable cause, then, to the extent of such payment(s) received, Makers' liabilities or part thereof intended to be satisfied and any and all liens, security interests, mortgages and/or other encumbrances upon or pertaining to any collateral for this Note and theretofore created and/or existing in favor of Payee as security for the payment of such Makers' liabilities shall be revived and continue in full force and effect, the same as if such payment(s) had not been received by Payee and applied on account of Makers' liabilities.

      O. Any notices sent by Payee to Makers hereunder shall be deemed given if sent by United States Certified Mail, return receipt requested, or if hand delivered to Makers at Makers' address listed at the end of this Note, and the same shall be deemed given two business days after deposit in the mails, if mailed, or upon receipt if hand delivered.

      P. The obligations of Makers under this Note shall be binding upon each Maker and the respective successors and assigns thereof and shall inure to the benefit of Payee and Payee's successors and assigns. If any provision of this Note or any portion thereof, is adjudicated by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Note shall be construed as if such invalid or unenforceable provision was never included herein.

      Q. This Note is secured by the above described Security Agreement and Mortgage of even date herewith. This Note is payable in the State of Missouri. This Note is to be construed and enforced according to, and governed by, the laws of the State of Missouri, without regard to its conflict of laws provisions, and the laws of the United States applicable to transactions in Missouri. Any litigation arising hereunder shall be subject to the jurisdiction of any state or federal court located in the State of Missouri as Payee may designate and, in the absence of designation, the situs for jurisdiction shall be in any state court located in the City or County of St. Louis, Missouri or the federal court district and division in which the aforesaid City or County is located. Makers and Payee each hereby consent to the jurisdiction of such courts and waive any and all rights to contest jurisdiction and venue and waive any right to commence any action against the other in any other jurisdiction. MAKERS

AND PAYEE HEREBY WAIVE AND RELINQUISH ALL RIGHTS TO TRIAL BY JURY IN ANY LITIGATION ARISING UNDER THIS NOTE.

      R. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT MAKERS AND PAYEE FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

      IN WITNESS WHEREOF, the undersigned Makers have executed this Note on the date first hereinabove stated, in St. Louis, Missouri.


D & K WHOLESALE DRUG, INC.,
  a Delaware Corporation



By:---------------------------
   MARTIN D. WILSON, President



KRELITZ INDUSTRIES, INC.,
  a Minnesota Corporation



By:---------------------------
   MARTIN D. WILSON, President


Borrower's Address
For Receipt of Notices: c/o D & K Wholesale Drug, Inc.
----------------------
                              Attn: Mr. Martin D. Wilson
                              8000 Maryland Avenue - Suite 1190
                              St. Louis, Missouri 63105